EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of PAID, INC. (the “Company”) on Form 10-Q for the quarter ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in his capacities as President and CEO of the Company and as CFO of the Company, certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:
1.
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. Austin Lewis, IV
W. Austin Lewis, IV, President, CEO and CFO
(Principal Executive, Financial and Accounting Officer)

November 14, 2016